UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

Bumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 23, 2023, Tariq M. Shaukat, President of Bumble Inc. (the “Company”), notified the Company of his decision to resign effective as of September 1, 2023. On August 22, 2023, the Company entered into a Transition Agreement (the “Transition Agreement”) with Mr. Shaukat, pursuant to which Mr. Shaukat’s resignation will now become effective on August 28, 2023 (the “Effective Date”) and the Company will retain Mr. Shaukat in an advisory role from the Effective Date through December 31, 2023 (the “Advisory Period”). Other than certain accrued rights, Mr. Shaukat will not be entitled to any payment or benefits in connection with his resignation from the Company.

Pursuant to the terms of the Transition Agreement, Mr. Shaukat’s stock options and restricted stock units of the Company and incentive units of Buzz Holdings L.P. will continue to vest during the Advisory Period in accordance with their terms and the terms of the Transition Agreement. Subject to Mr. Shaukat’s execution and non-revocation of a release of claims at the end of the Advisory Period, the exercise period during which Mr. Shaukat’s vested options will remain exercisable following the end of the Advisory Period will be extended until December 31, 2024.

The foregoing summary description of the terms of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 attached hereto and the terms of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Transition Agreement, dated as of August 22, 2023, by and between the Company and Tariq M. Shaukat

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: August 23, 2023	By:	/s/ Laura Franco
	Name:	Laura Franco
	Title:	Chief Legal and Compliance Officer

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